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                                                                    Exhibit 24.2





                         VLASIC FOODS INTERNATIONAL INC.
                         -------------------------------




                                  CERTIFICATION
                                  -------------





         I, the undersigned Secretary of Vlasic Foods International Inc., a New Jersey corporation, certify that the attached document entitled

                             FORM 10-K ANNUAL REPORT
                             -----------------------

is a true copy of a resolution adopted by the Board of Directors of Vlasic Foods International Inc. on October 5, 1999, and that the same is still in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Vlasic Foods International Inc. this 12th day of October, 1999.


                                            /s/ Norma B. Carter
                                            -------------------
                                                Norma B. Carter
                                                Corporate Secretary


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                         VLASIC FOODS INTERNATIONAL INC.

                          BOARD OF DIRECTORS RESOLUTION

                                 October 5, 1999

                                      * * *

                             FORM 10-K ANNUAL REPORT
                             -----------------------

         RESOLVED, that the Form 10-K Annual Report for fiscal 1999 of Vlasic Foods International Inc. in the form presented to this meeting, is hereby approved.

         FURTHER RESOLVED, that the Vice President, General Counsel and Corporate Secretary and the Vice President and Chief Financial Officer and the Vice President - Controller of Vlasic Foods International Inc. are authorized to execute the Form 10-K Annual Report for fiscal 1999 approved by this resolution and to cause such Form 10-K to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with such modifications as may be required by the Commission or as may be desirable in the opinion of such officers.

         FURTHER RESOLVED, that each of the directors and the President and Chief Executive Officer of Vlasic Foods International Inc. are each hereby authorized to execute in their respective capacities, a power of attorney in favor of Norma B. Carter designating her as the true and lawful attorney-in-fact and agent of the signatory with full power and authority to execute and to cause to be filed with the Securities and Exchange Commission the Form 10-K Annual Report for fiscal 1999 with all exhibits and other documents in connection therewith as such attorney-in-fact may deem necessary or desirable; and to do and perform each and every act and thing necessary or desirable to be done in and about the premises as fully to all intents and purposes as such officers and directors could do themselves.